UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2005

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14998	23-3011077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Rouser Road, Moon Township, Pennsylvania 15108

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with its public offering of 2,700,000 common units pursuant to the prospectus supplement dated November 21, 2005 to its prospectus dated August 30, 2005, which forms part of its registration statement on Form S-3 (File No. 333-127961), Atlas Pipeline Partners, L.P. entered into the underwriting agreement attached hereto.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

1.1	Underwriting Agreement dated November 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

	By:	Atlas Pipeline Partners GP, LLC Its General Partner
Date: November 28, 2005

	By:	/s/ MICHAEL L. STAINES
President and Chief Operating Officer